Exhibit 10.1

To:

Pontifax Medison Finance (Israel) L.P.

Pontifax Medison Finance (Cayman) L.P.

Pontifax Medison Finance GP, L.P.

By Email: momi@pontifax.com; tomer@pontifax.comApril 8, 2020

Prepayment Notice and Payoff Letter

1.

Reference is made to that certain Loan and Security Agreement (the “Agreement”) dated as of September 3, 2019 between SPRING BANK PHARMACEUTICALS, INC., a Delaware corporation (“Spring Bank”), and SPEROVIE BIOSCIENCES, INC., a Delaware corporation (“Sperovie” and together with Spring Bank, individually and collectively, jointly and severally, “Borrower”), Pontifax Medison Finance (Israel) L.P. and Pontifax Medison Finance (Cayman) L.P. (collectively, referred to as “Lender”) and Pontifax Medison Finance GP, L.P., in its capacity as administrative agent and collateral agent for itself and Lender (the “Agent” and, together with the Lender, the “Lender Parties”).

2.	Capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement.
3.

In accordance with Section 2.4 of the Agreement, Borrower hereby notifies the Lender Parties that it wishes to prepay the entire outstanding principal balance and all accrued and unpaid interest thereon, and all other amounts and obligations outstanding under the Loan Documents (other than the Warrants), together with a reduced Prepayment Charge equal to $300,000, in an aggregate amount equal to $20,335,068 (the “Payoff Amount”), which prepayment shall be effected on April 8, 2020, free and clear of, and without any deduction or withholding on account of, any Tax, to the following bank accounts, in accordance with the below internal allocation between Lenders:

Pontifax Medison Finance (Israel) L.P.

Amount: US$ 14,220,991

Bank Account Information:

Bank Hapoalim, Branch Number 532

Account Name: Pontifax Medison Finance (Israel) L.P

Account Number: 604970

Swift Code: POALILIT

Pontifax Medison Finance (Cayman) L.P.

Amount: US$ 6,114,077

Bank Account Information:

Account Name – Pontifax Medison Finance (Cayman) L.P.

Account Number – 3302661394

Wiring instructions:

Silicon Valley Bank

3003 Tasman Drive

Santa Clara, CA 95054

ABA/Routing: 121140399

SWIFT Code: SVBKUS6S (for International Payment only)

4.

In consideration for the Lender Parties’ consent to the reduced Prepayment Charge and shorter period for the Prepayment Notice, simultaneously with the execution hereof, Borrower shall amend the Warrants and shall issue Lender the amended Warrants in the form attached hereto as Exhibit A.

5.

The Lender Parties agree that immediately upon receipt by the Lenders of the Payoff Amount, (a) the obligations under the Loan Documents (other than the Warrants) shall be paid in full, (b) all Liens in favor of the Lender Parties to secure the Secured Obligations shall be automatically released with no further action required, (c) all guaranties supporting the Agreement shall be released with no further action required and (d) the Agreement and the other Loan Documents (other than the Warrants) shall be terminated, canceled and of no further force and effect other than indemnification and other contingent obligations of the Agreement and the other Loan Documents which by their terms survive repayment (including as set forth in the last sentence of Section 2.4 and in Section 11.6 of the Agreement.
6.

Subject to receipt by the Lenders of the Payoff Amount, the Lender Parties agree (a) that the Borrower may prepare and file such UCC termination statements as the Borrower may reasonably deem necessary or desirable in connection with the termination of the security interests and liens set forth in Section 5 above, (b) at the reasonable request of the Borrower, to execute such additional instruments and other writings, and take such other action, as the Borrower may reasonably request to effect or evidence the satisfaction of the obligations, the termination of the effectiveness of the Agreement, the other Loan Documents or any instruments executed pursuant thereto (other than those provisions that by their terms survive such termination), or the release of any liens or security interests in favor of the Agent described in Section 5 above or that now or hereafter arise under the Agreement or the other Loan Documents, including, without limitation, termination notices with respect to any deposit account control agreements and (c) that it will promptly deliver to the Borrower the originals of the stock certificates, together with any stock powers (or other instruments of transfer), currently held by the Lender Parties as Collateral for the Secured Obligations.

7.	This letter agreement shall be governed by and construed in accordance with the law of the State of New York. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY.

Sincerely, SPRING BANK PHARMACEUTICALS, INC. Signature: /s/ Jonathan Freve Print Name: Jonathan Freve Title: Chief Financial Officer	SPEROVIE BIOSCIENCES, INC. Signature: /s/ Jonathan Freve Print Name: Jonathan Freve Title: Chief Financial Officer
Agreed and Accepted:
Pontifax Medison Finance (Israel) L.P. Signature: /s/ Momi Karako Print Name: Momi Karako Title: Partner	Pontifax Medison Finance (Cayman) L.P. Signature: /s/ Momi Karako Print Name: Momi Karako Title: Partner
Pontifax Medison Finance GP, L.P. Signature: /s/ Momi Karako Print Name: Momi Karako Title: Partner